SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


	SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
	(Name of Registrant as Specified In Its Charter)


	 NANCY W. LE DONNE
	(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[XXX]	$125 per Exchange Act Rules 0-11 (c) (1)(ii), 14a-6 (i)(1), or
14a-6(j)(2) or the 1940 Act Rule 20a-1.
[   ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)	Title of each class of securities to which transaction applies:


2)	Aggregate number of securities to which transaction applies:


3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:




4)	Proposed maximum aggregate value of transaction:



Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                               388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ----------------

                          To Be Held on April 25, 1996

To the Stockholders of Smith Barney Intermediate Municipal Fund, Inc.:

     The Annual Meeting of Stockholders of SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on April 25, 1996 at 3:00 P.M. (New York
Time) for the following purposes:

     1. To elect to the Board one class of directors consisting of two directors;

     2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on March 8, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors



                                           Christina T. Sydor, Secretary

New York, New York
April 4, 1996


                                -----------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                      FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1996


                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on April 25, 1996 at 3:00 P.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1995 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about April 4, 1996. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on March 8, 1996 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on March 8, 1996, the Fund had outstanding 8,288,885 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 7,974,267 shares (96.2%) were held in accounts, but not beneficially owned by, CEDE & CO., c/o Depositary Trust Company, 7 Hanover Square, 23rd Floor, New York, NY 10004. At the close of business on March 8, 1996, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is classified into three classes. The directors serving in Class III have terms expiring at the Meeting; each Class III director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 1999 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. Each of the nominees is currently a director of the Fund. Mr. Foley has served in such capacity since the Fund commenced operations. Ms. Bibliowicz became a director in 1995. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" as defined in the 1940 Act are indicated by an asterisk(*).

                   Persons Nominated for Election as Directors


                                                               Number of Shares
                                                                      and
                             Principal Occupations              % Beneficially
                            During Past Five Years,                  Owned
    Name                 Other Directorships, and Age            March 8, 1996
    ----                 ----------------------------            -------------

CLASS III DIRECTORS

Donald R. Foley         Retired; Director of ten investment             None
 Director since 1992    companies associated with Smith Barney.
                        Formerly Vice President of Edwin Bird
                        Wilson, Incorporated (advertising); 73.

Jessica Bibliowicz*     Executive Vice President of Smith Barney;       None
 Director since 1995    President of thirty-nine investment
                        companies associated with Smith Barney
                        and Director of twelve investment
                        companies associated with Smith Barney;
                        President and Chief Executive Officer of the Manager; prior to January, 1994, Director of Sales and Marketing for Prudential Mutual Funds; prior to
                        September, 1991, Director, Salomon
                        Brothers Inc.; 36.

     The remainder of the Board constitutes the Class I and Class II directors, none of whom will stand for election at the Meeting, as their terms will expire in 1997 and 1998, respectively.

                         Directors Continuing in Office

                                                               Number of Shares
                                                                      and
                             Principal Occupations              % Beneficially
                            During Past Five Years,                  Owned
    Name                 Other Directorships, and Age            March 8, 1996
    ----                 ----------------------------            -------------

CLASS I DIRECTORS

Joseph H. Fleiss         Retired; Director of ten investment          2,050
 Director since 1992     companies associated with Smith Barney.  (Less than 1%)
                         Formerly, Senior Vice President of
                         Citibank, Manager of Citibank's Bond
                         Investment Portfolio and Money Desk, and a Director of Citicorp Securities Co.,
                         Inc.; 78.


C. Richard Youngdahl     Retired; Director of ten investment           None
 Director since 1992     companies associated with Smith Barney
                         and member of the Board of Directors of
                         D.W. Rich & Company, Inc. Formerly,
                         Chairman of the Board of Pensions of the Lutheran Church in America and Chairman of the Board and Chief Executive Officer of Aubrey G. Lanston & Co. (dealers in
                         U.S. Government Securities) and President of the Association of Primary Dealers in U.S. Government Securities; 80.

Heath B. McLendon*       Managing Director of Smith Barney;            411
 Director since 1995     Chairman of forty-one investment         (Less than 1%)
                         companies associated with Smith Barney;
                         Chairman of the Manager; Chairman of
                         Smith Barney Strategy Advisers Inc.;
                         prior to July 1993, Senior Executive Vice
                         President of Shearson Lehman Brothers
                         Inc.; Vice Chairman of Shearson Asset
                         Management; 62.

CLASS II DIRECTORS

Francis P. Martin        Practicing physician; Director of ten         None
 Director since 1992     investment companies associated with
                         Smith Barney. Formerly, President of the
                         Nassau Physicians' Fund, Inc.; 71.

Roderick C. Rasmussen    Investment Counselor; Director of ten         None
 Director since 1992     investment companies associated with
                         Smith Barney. Formerly, Vice President of
                         Dresdner and Company Inc. (investment
                         counselors); 69.

John P. Toolan           Retired; Director of ten investment           None
 Director since 1992     companies associated with Smith Barney.
                         Formerly, Director and Chairman of the
                         Smith Barney Trust Company, Director of
                         Smith Barney and the Manager. Prior to
                         1992, Senior Executive Vice President,
                         Director and Member of the Executive
                         Committee of Smith Barney; 65.

Paul Hardin              Professor of Law at the University of          None
 Director since 1994     North Carolina at Chapel Hill; Director
                         of twelve investment companies associated with Smith Barney; Director of The Summit
                         Bancorporation. Formerly, Chancellor of
                         the University of North Carolina at
                         Chapel Hill; 64.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group Inc. and of an Initial Statement of Beneficial Ownership of Securities for Paul Hardin, the Fund believes that, during fiscal year 1995, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

     Five meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. The audit committee held one meeting during the same period. No director attended less than 75% of these meetings.

     Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $11,742 were paid to such directors by the Fund during the fiscal year ended on December 31, 1995. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $40,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these Directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.

     The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year:

                               COMPENSATION TABLE

                                                                                               Number of
                        Aggregate     Pension or Retirement         Total Compensation      Funds for Which
                      Compensation  Benefits Accrued as part         from Fund Complex      Director Serves
     Name of Person     from Fund       of Fund Expenses             Paid to Directors     Within Fund Complex
     --------------     ---------       ----------------             -----------------     -------------------
 Jessica Bibliowicz*        $ 0              $0                       $      0                    12
 Joseph H. Fleiss           503               0                         53,300                    10
 Donald R. Foley            603               0                         56,100                    10
 Paul Hardin                403               0                         50,500                    12
 Francis P. Martin          603               0                         56,100                    10
 Heath B. McLendon*           0               0                              0                    41
 Roderick C. Rasmussen      603               0                         56,100                    10
 John P. Toolan             603               0                         56,100                    10
 C. Richard Youngdahl       503               0                         53,300                    10

* Designates an "interested director."

     The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:


                            Offices and                                   Principal
                             Positions             Period             Occupations During
Name                      Held with Fund        Offices Held        Past Five Years and Age
- ----                      --------------        ------------        -----------------------
Heath B. McLendon         Chief Executive       1995 to date        (see table of directors above)
                          Officer and
                          Chairman of the
                          Board

Jessica Bibliowicz        President and         1995 to date        (see table of directors above)
                          Director

Lewis E. Daidone          Senior Vice           1992 to date        Managing Director of Smith Barney; Senior
                          President and                             Vice President and Treasurer of the other
                          Treasurer                                 investment companies associated with
                                                                    Smith Barney; Director and Senior Vice
                                                                    President of the Manager; 38.

Peter M. Coffey           Vice President        1992 to date        Managing Director of Smith Barney; Vice
                                                                    President of the Manager and certain
                                                                    other investment companies associated
                                                                    with Smith Barney; 51.


                            Offices and                                   Principal
                             Positions             Period             Occupations During
Name                      Held with Fund        Offices Held        Past Five Years and Age
- ----                      --------------        ------------        -----------------------
Christina T. Sydor        Secretary             1992 to date        Managing Director of Smith Barney;
                                                                    Secretary of the other investment
                                                                    companies associated with Smith Barney;
                                                                    Secretary and General Counsel of the
                                                                    Manager; 45.

Thomas M. Reynolds        Controller and        1992 to date        Director of Smith Barney; Controller and
                          Assistant                                 Assistant Secretary of certain other
                          Secretary                                 investment companies associated with
                                                                    Smith Barney. Prior to September 1991,
                                                                    Assistant Treasurer of Aquila Management
                                                                    Corporation and its associated investment
                                                                    companies; 36.


     The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                 PROPOSAL NO. 2.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending December 31, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Fund must be received by December 15, 1996 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1997 Annual Meeting will be held in late April of 1997.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                           By Order of the Board of Directors,



                                           Christina T. Sydor
                                           Secretary

April 4, 1996